NUBURU ANNOUNCES A SECOND CONTRACT WITH NASA FOR NEXT-GENERATION BLUE LASER SPACE TECHNOLOGY

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NASA and NUBURU to Demonstrate the Feasibility of Surface Power Management Solutions Using Blue Laser Technology

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NUBURU’s Blue Laser Technology Provides a Unique Solution to Reduce the Size and Weight of Equipment Needed for Power Beaming Deployment on the Moon and Mars

CENTENNIAL, Colo., May 6, 2024 - NUBURU, Inc. (“NUBURU” or the “Company”) (NYSE American: BURU), a leading innovator in high-power and high-brightness industrial blue laser technology, today announced it has been awarded an $850,000 Phase II contract by the National Aeronautics and Space Administration (“NASA”) to advance blue laser power transmission technology as a unique solution to dramatically reduce the size and weight of the equipment needed for Lunar and Martian applications. This contract award builds upon NUBURU’s successful Phase I Small Business Innovation Research ("SBIR”) announced in August 2023.

NUBURU’s blue power beaming technology is a revolutionary rethinking of the electrical power grid for the unique Lunar and Martian environments – eliminating the need for transporting heavy copper or aluminum wires, which are neither economically nor logistically practical. The blue power beaming technology approach unlocks the dynamic distribution of power to moving rovers, temporary or permanent stations, and even remote habitats. NUBURU’s blue laser architecture enables a low Size, Weight, and Power (“SWaP”) design, clear visibility aiding navigation, efficient direct diode technology, and advanced direct bandgap solar cell technology for high electrical efficiency. This technology solution is directly aligned with the mission goal of NASA’s Artemis program, which aims to return humans to the moon permanently. The need has been outlined in NASA’s Moon to Mars Objectives in Lunar Infrastructure Goal 1.

In the initial phase I project, NUBURU demonstrated the scientific, technical, and commercial feasibility of its technology. During the Phase II program, NUBURU aims to scale up the power, range, and performance of the blue laser power beaming technology. This program will demonstrate the technology with hundreds of watts of power delivered at kilometer-scale range. Furthermore, NUBURU will advance its high-brightness laser source with a next-generation technology capable of extending the technology range to 10s of kilometers on the lunar surface.

"This second NASA contract is a testament to the innovative nature of our blue power beaming technology, which has the potential to revolutionize power management challenges facing NASA, other space operators, and many commercial enterprises today," stated Brian Knaley, CEO and CFO of NUBURU. "Our upcoming innovation, powered by NUBURU's state-of-the-art Blue Laser technology, is set to significantly decrease the size and weight of necessary equipment to meet routine mission demands."

Mr. Knaley continued, "In addition to Lunar applications, blue laser power beaming has terrestrial applications, including remote power solutions, disaster relief, and DoD contested logistics. NUBURU's unique high-brightness technology has additional applications in industrial, medical, and defense markets that benefit from this SBIR program funding and megamarkets like e-mobility, consumer, electronics, aerospace, healthcare, defense, energy, and industrial applications."

NASA’s SBIR program funds the research, development, and demonstration of innovative technologies that have significant potential for successful commercialization. The SBIR program is designed to drive these technologies to market in a three-phase process, ultimately resulting in commercialization and deployment. This Phase II effort will be a significant step forward towards validating the blue laser power beaming technology at a scale critical for commercial success.

For more information on NUBURU’s Blue Laser technology and capabilities, visit: www.nuburu.net.

For more information on NASA's Small Business Innovation Research/Small Business Technology Transfer (SBIR/STTR) program, visit https://www.nasa.gov/sbir_sttr/.

About NUBURU

Founded in 2015, NUBURU, Inc. (NYSEAM: BURU) is a developer and manufacturer of industrial blue lasers that leverage fundamental physics and their high-brightness, high-power design to produce faster, higher quality welds and parts than current lasers can provide in laser welding and additive manufacturing of copper, gold, aluminum and other industrially important metals. NUBURU’s industrial blue lasers produce minimal to defect-free welds that are up to eight times faster than the traditional approaches — all with the flexibility inherent to laser processing. For more information, please visit www.nuburu.net.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the anticipated use of proceeds from the private placement and relating to the conversion of the Convertible Notes and the exercise of the Warrants. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by NUBURU and its management, are inherently uncertain and many factors may cause the company’s actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the security exchange’s listing standards; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital to operate as anticipated, whether from Lincoln Park Capital Fund, LLC or other sources; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) changes in applicable laws or regulations; (6) the possibility that NUBURU may be adversely affected by other economic, business and/or competitive factors; (7) volatility in the financial system and markets caused by geopolitical and economic factors; (8) failing to realize benefits from partnerships; (9) the inability to deploy the capital raised efficiently; and (10) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in NUBURU’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Contacts:

Brian Knaley

Nuburu, Inc.

ir@nuburu.net

(720) 767-1400